EXECUTION COPY

AMENDMENT NO. 6 dated as of December 16, 2008 (this “Amendment”), to the Five-Year Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of September 28, 2005, among TYSON FOODS, INC., a Delaware corporation (the “Borrower”); the LENDERS party thereto; JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”); MERRILL LYNCH BANK USA, as syndication agent; SUNTRUST BANK, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL”, NEW YORK BRANCH and BNP PARIBAS, as documentation agents; and COBANK, ACB and U.S. AGBANK, FCB, as co-documentation agents.

A. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. The Borrower and the undersigned Lenders, constituting at least the Required Lenders, have agreed to amend certain provisions of the Credit Agreement on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement.

(a) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended (i) to replace the grid contained therein with the following:

Index Ratings:	Reference Rate Spread	Eurodollar Spread and L/C Participation Fee	Facility Fee Rate
Category 1 Greater than or equal to Baa3 / BBB-	1.375%	2.375%	0.375%
Category 2 Ba1 / BB+	1.500%	2.500%	0.500%
Category 3 Ba2 / BB	2.000%	3.000%	0.500%
Category 4 Less than Ba2 / BB	2.500%	3.500%	0.500%

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And (ii) by inserting immediately after such grid the following proviso:

“; provided, that effective on June 1, 2009, the rate per annum set forth above for each Category under the caption “Reference Rate Spread” and “Eurodollar Spread and L/C Participation Fee” shall be automatically and permanently increased by .500% per annum.”

(b) The definition of “Collateral Agreement” in Section 1.01 of the Credit Agreement is amended to read as follows:

““Collateral Agreement” means a Guarantee and Collateral Agreement in the form attached as Exhibit A to Amendment No. 6 to this Agreement, together with all supplements thereto.”

(c) The definition of “Collateral and Guarantee Requirement” in Section 1.01 of the Credit Agreement is amended to read as follows:

““Collateral and Guarantee Requirement” means, at any time, the requirement that:

(a) the Administrative Agent shall have received from the Borrower and each Designated Subsidiary either (i) a counterpart of the Collateral Agreement duly executed and delivered on behalf of such Person or (ii) in the case of any Person that becomes a Designated Subsidiary after the Sixth Amendment Effective Date, a supplement to the Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Person, together with such evidence of power and authority and legal opinions as the Administrative Agent may reasonably request with respect to such Designated Subsidiary;

(b) all capital stock and other equity interests owned by or on behalf of any Loan Party shall have been pledged pursuant to the Collateral Agreement and, in the case of Equity Interests in any Foreign Subsidiary that is a Material Subsidiary, where the Administrative Agent so requests in connection with the pledge of such Equity Interests, a Foreign Pledge Agreement (provided that the Loan Parties shall not be required to pledge more than 66% of the outstanding voting Equity Interests of any CFC), and the Administrative Agent shall, to the extent required by the Collateral Agreement, have received certificates or other instruments representing all such Equity Interests, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank;

(c) (i) all Indebtedness of the Borrower and each Subsidiary and (ii) all Indebtedness of any other Person (other than accounts receivable

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owed by any such Person) in a principal amount of $5,000,000 or more that, in each case, is owing to any Loan Party shall be evidenced by a promissory note and shall have been pledged pursuant to the Collateral Agreement, and the Administrative Agent shall have received all such promissory notes, together with undated instruments of transfer with respect thereto endorsed in blank;

(d) all documents and instruments, including Uniform Commercial Code financing statements, required by applicable law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording;

(e) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid and enforceable first Lien on the Mortgaged Property described therein, free of any other Liens except as permitted by Section 7.01, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request, (iii) if any Mortgaged Property is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, evidence of such flood insurance as may be required under applicable law, including Regulation H of the Federal Reserve Board, and (iv) such surveys, abstracts, appraisals, legal opinions and other documents as the Administrative Agent may reasonably request with respect to any such Mortgage or Mortgaged Property; and

(f) with respect to each deposit account (other than (i) any deposit account the funds in which are used, in the ordinary course of business, solely for the payment of salaries and wages, workers’ compensation and similar expenses and (ii) any deposit accounts the daily balance in which does not at any time exceed $1,000,000 for any such account or $10,000,000 for all such accounts) and each securities account maintained by any Loan Party with any depositary bank or securities intermediary, the Administrative Agent shall have received a counterpart, duly executed and delivered by the applicable Loan Party and such depositary bank or securities intermediary, as the case may be, of a Control Agreement.

Notwithstanding the foregoing, this definition shall not require the actions set forth in Exhibit B to Amendment No. 6 to this Agreement to be taken

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prior to the 60th day (or, where indicated, the 30th day) following the execution and delivery of the Sixth Amendment or, in the case of any particular action or actions, such later date as the Administrative Agent shall determine. Further, this definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance, legal opinions or other deliverables with respect to, particular assets of the Loan Parties if and for so long as the Administrative Agent, in consultation with the Borrower, determines that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such title insurance, legal opinions or other deliverables in respect of such assets, shall be excessive in view of the benefits to be obtained by the Lenders therefrom. The Administrative Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance, legal opinions or other deliverables with respect to particular assets (including extensions beyond the Sixth Amendment Effective Date) where it determines that such actions cannot be accomplished without undue effort or expense by the time or times at which they would otherwise be required to be accomplished by this Agreement or the Security Documents.”

(d) The definition of “Loan Parties” in Section 1.01 of the Credit Agreement is amended to read as follows:

““Loan Parties” means the Borrower and each Designated Subsidiary.”

(e) The definition of “Reference Rate” in Section 1.01 of the Credit Agreement is amended to read as follows:

““Reference Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus ½ of 1% per annum and (c) LIBOR for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1% per annum; provided that, for the avoidance of doubt, the LIBOR for any day shall be based on the rate appearing on the Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such page) at approximately 11:00 a.m. London time on such day. Any change in the Reference Rate due to a change in the Prime Rate, the Federal Funds Rate or LIBOR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or LIBOR, respectively.”

(f) The definition of “Security Documents” in Section 1.01 of the Credit Agreement is amended to read as follows:

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““Security Documents” means the Collateral Agreement, the Foreign Pledge Agreements, the IP Security Agreements, the Mortgages, the Control Agreements and each other security agreement or other instrument or document executed and delivered pursuant to Section 6.14 to secure any of the Secured Obligations.”

(g) The definition of “Subsidiary Guarantor” in Section 1.01 of the Credit Agreement is amended to read as follows:

““Subsidiary Guarantor” means each Designated Subsidiary.”

(h) The following new definitions are inserted in their appropriate alphabetical positions in Section 1.01 of the Credit Agreement:

““CFC” means (a) each Person that is a “controlled foreign person” for purposes of the Code and (b) each Subsidiary of any such controlled foreign person.”

““Control Agreement” means, with respect to any deposit account or securities account maintained by any Loan Party, a control agreement in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by such Loan Party and the depositary bank or the securities intermediary, as the case may be, with which such account is maintained.”

““Designated Date” means each of March 31, 2009, May 31, 2009, and July 31, 2009.”

““Designated Subsidiary” means each of (a) the Subsidiaries listed on Schedule 1 to Amendment No. 6 to this Agreement, (b) Tyson Receivables Corporation (but only after the termination of the Receivables Facility) and (c) each other Material Subsidiary of the Borrower other than any Subsidiary that is a CFC.”

““Domestic Subsidiary” means any Subsidiary of the Borrower incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.”

““Enhanced Collateral Requirement” means the requirement that the Receivables Facility shall have been terminated and the Accounts (as defined in the Uniform Commercial Code as in effect in the State of New York) of the Loan Parties shall be subject to first priority, perfected Liens created by the Collateral Agreement as security for the Secured Obligations.”

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““Foreign Pledge Agreement” means a pledge or charge agreement with respect to equity interests in a Foreign Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent.”

““Foreign Subsidiary” means any Subsidiary of the Borrower that is not a Domestic Subsidiary.”

““Intercreditor Agreement” means the Intercreditor Agreement dated as of October 17, 2008, among the Borrower, Tyson Receivables Corporation, the Administrative Agent and JPMorgan Chase Bank, N.A., as administrative agent (the “Purchaser Agent”) for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents under and as defined in the Receivables Transfer Agreement dated as of October 17, 2001, as amended and restated as of August 6, 2008 among Tyson Receivables Corporation, the Borrower, the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and the Purchaser Agent, as amended, supplemented or otherwise modified from time to time.”

““Material Subsidiary” means each Subsidiary of the Borrower (a) the consolidated total assets of which equal 5% or more of the consolidated total assets of the Borrower or (b) the consolidated revenues of which equal 5% or more of the consolidated revenues of the Borrower, in each case as of the end of or for the most recent period of four consecutive fiscal quarters of the Borrower for which financial statements have been delivered pursuant to Section 6.09(a) or (b); provided that if at the end of or for any such most recent period of four consecutive fiscal quarters the combined consolidated total assets or combined consolidated revenues of all Subsidiaries of the Borrower that under clauses (a) and (b) above would not constitute Material Subsidiaries shall have exceeded 10% of the consolidated total assets of the Borrower or 10% of the consolidated revenues of the Borrower, then one or more of such excluded Subsidiaries shall for all purposes of this Agreement be deemed to be Material Subsidiaries in descending order based on the amounts of their consolidated total assets until such excess shall have been eliminated.”

““Mortgage” means a mortgage, deed of trust, assignment of leases and rents or other security document granting a Lien on any Mortgaged Property to secure the Secured Obligations. Each Mortgage shall be reasonably satisfactory in form and substance to the Administrative Agent.”

““Mortgaged Property” means (a) each parcel of real property listed on Schedule 2 to Amendment No. 6 to this Agreement and (b) if the Administrative Agent or the Majority Lenders shall advise the Borrower that in their good faith judgment the aggregate net proceeds that would be

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realized from the exercise of remedies under the applicable Mortgages on the parcels of real property referred to in the preceding clause (a) would likely be less than the Tyson Basket Amount (as defined in the Collateral Agreement), such other parcels of real property owned in fee by the Loan Parties as the Administrative Agent or the Majority Lenders may designate with a view to eliminating such deficiency.”

““Perfection Certificate” means a certificate in the form of Exhibit C to Amendment No. 6 to this Agreement or any other form approved by the Administrative Agent.”

““Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A., as its prime rate in effect at its principal office in New York City. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.”

““Sixth Amendment Effective Date” means the date upon which the Amendment No. 6 to this Agreement became effective.”

(i) All references in the Credit Agreement, as in effect immediately prior to the Effective Date, to the “Amendment Effective Date” shall be changed to be references to the “Fifth Amendment Effective Date”, and the definition of the term “Fifth Amendment Effective Date” shall be moved to its proper alphabetical position in Section 1.01.

(j) Section 3.01 of the Credit Agreement is amended by redesignating paragraph (d) thereof as paragraph “(e)” and by inserting immediately prior to such paragraph the following new paragraph (d):

“(d) Until such time as the Enhanced Collateral Requirement shall have been satisfied, the Borrower agrees to pay to the Administrative Agent for the account of each Lender, on each Designated Date on which the Commitment of such Lender shall remain in effect or such Lender shall have any Committed Credit Exposure, a fee equal to 1.00% of the sum of such Lender’s unused Commitment and Committed Credit Exposure at the close of business on the Business Day immediately preceding such Designated Date.”

(k) The last sentence of Section 4.17(c) of the Credit Agreement is deleted.

(l) Section 6.14 of the Credit Agreement is amended to read in its entirety as follows:

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“SECTION 6.14. Collateral and Guarantee Requirement; Further Assurances; Updated Perfection Certificates. The Borrower, each other Loan Party and each Trademark Owner will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable law, or that the Administrative Agent may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied at all times (giving effect to any waivers or extensions granted by the Administrative Agent pursuant to the final paragraph of the definition of such term, and except that the actions set forth in Exhibit B to Amendment No. 6 to this Agreement will not be required to be taken prior to the 60th day following the execution and delivery of the Sixth Amendment or, in the case of any particular action or actions, such later date as the Administrative Agent shall determine) or otherwise to effectuate the provisions of the Loan Documents, all at the expense of the Loan Parties and Trademark Owners. The Borrower will provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents. If any Designated Subsidiary is formed or acquired, or if any Subsidiary of the Borrower becomes a Designated Subsidiary, after the Sixth Amendment Effective Date, the Borrower will, as promptly as practicable, and in any event within 30 days (or such longer period as the Administrative Agent may agree to in writing), notify the Administrative Agent thereof and cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary. The Borrower will furnish to the Administrative Agent within 90 days after the end of each fiscal year of the Borrower, an updated Perfection Certificate executed by a Financial Officer or other executive officer of the Borrower.”

(m) Section 7.13 of the Credit Agreement is amended to read in its entirety as follows:

“SECTION 7.13. Leverage Ratio. The Borrower shall not permit the Leverage Ratio (a) at any time on or prior to March 28, 2009, to exceed 4.50:1.00, (b) at any time after March 28, 2009 and on or prior to June 27, 2009, to exceed 4.25:1.00 or (c) at any time after June 27, 2009, to exceed 3.50:1.00.”

(n) The table in Section 7.14 of the Credit Agreement is amended to read in its entirety as follows:

“Fiscal Quarter	Ratio

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Third Quarter of Fiscal Year 2006 Through
First Quarter of Fiscal Year 2007	2.00:1.00
Second Quarter of Fiscal Year 2007 Through
First Quarter of Fiscal Year 2007	2.50:1.00

Second Quarter of Fiscal Year 2007 Through

Fourth Quarter of Fiscal Year 2008	3.00:1.00

First Quarter of Fiscal Year 2009 Through

Third Quarter of Fiscal Year 2009	2.85:1.00
Each quarter thereafter	3.00:1.00”

(o) The first paragraph of Section 8.01(e) of the Credit Agreement is amended to include the words “(including any ratings termination event or similar event)” after the first use of the word “default”.

SECTION 2. Amendment and Restatement of Collateral Agreement. The Collateral Agreement is hereby amended and restated in the form attached hereto as Exhibit A.

SECTION 3. Amendment and Restatement of Intercreditor Agreement. The Administrative Agent is hereby authorized and directed to enter into an amendment and restatement of the Intercreditor Agreement in the form attached hereto as Exhibit D.

SECTION 4. Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment:

(a) Schedule 1 hereto sets forth each Subsidiary of the Borrower that is a Material Subsidiary as of the Sixth Amendment Effective Date;

(b) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date;

(c) the Borrower is in compliance with the covenants set forth in Article VI and Article VII of the Credit Agreement as of the date hereof; and

(d) no Default has occurred and is continuing.

SECTION 5. Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the following conditions shall be satisfied:

(a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and the Majority Lenders.

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(b) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to this Amendment, all in a form and substance satisfactory to the Administrative Agent and its counsel.

(c) The Administrative Agent shall have received a favorable written opinion of each of (i) Read Hudson, Esq., Vice President, Associate General Counsel and Secretary of the Borrower, and (ii) local counsel for the Borrower in each jurisdiction in which any Subsidiary Loan Party is organized or where a Mortgaged Property is located, and the laws of which are not covered by the opinion referred to in clause (i) above, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Collateral and Guarantee Requirement shall have been satisfied (except for the actions set forth in Exhibit B hereto, and after taking into account any waivers or extensions granted by the Administrative Agent pursuant to the final paragraph of the definition of such term). The Administrative Agent shall have received a completed Perfection Certificate in a form satisfactory to the Administrative Agent, dated the Sixth Amendment Effective Date and signed by an executive officer or a Financial Officer of the Borrower, setting forth the information required to ensure that the proper actions are being taken to ensure the perfection of the Liens created by the Security Documents.

(e) The Administrative Agent and the Funding Agents under and as defined in the Receivables Facility documentation shall have consented to the amendments provided for herein to the extent such consent is required under the terms of such Receivables Facility Documentation.

(f) The Intercreditor Agreement shall have been, or shall simultaneously be, amended and restated in the form attached hereto as Exhibit D.

(g) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including the Amendment Fee referred to in Section 4 below and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, any prior Amendment to the Credit Agreement or this Amendment.

SECTION 6. Amendment Fee. The Borrower agrees to pay on the Effective Date to the Administrative Agent, for the account of each Lender that executes and delivers this Amendment at or prior to 3:00 p.m., EST, on December 16, 2008, an amendment fee (the “Amendment Fee”) in an amount equal to .50% of the sum of such

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Lender’s unused Commitment and Committed Credit Exposure on such date. All fees shall be payable in immediately available funds and shall not be refundable.

SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders, the Syndication Agent, the Documentation Agent or the Co-Documentation Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. As used therein, the terms “Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TYSON FOODS, INC.,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

TYSON FRESH MEATS, INC.,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

Tyson Chicken, Inc.,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

Tyson Farms, Inc.,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

Tyson Poultry, Inc.,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

EXHIBIT D

Tyson Deli, Inc.,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

Tyson Prepared FoodS, Inc.,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

Tyson Refrigerated Processed Meats, Inc.,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

Tyson Sales & Distribution, Inc.,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

Tyson Breeders, Inc.,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

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Tyson Shared Services, Inc.,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

Tyson Mexican Original, Inc.,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

Cobb-Vantress, Inc.,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

TYSON RECEIVABLES CORPORATION,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

The IBP Foods Co.,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

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The Bruss Company,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

Zemco Industries, Inc.,
by
/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, by: /s/ Barbara R. Marks
Name: Barbara R. Marks Title: Executive Director

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SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: agfirst farm credit bank, as VOTING PARTICIPANT
by
/s/ Steven J. O’Shea
Name: Steven J. O’Shea
Title: Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: AGSTAR FINANCIAL SERVICES, FLCA
by
/s/ Troy Mostaert
Name: Troy Mostaert
Title: Vice President

18

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: Bank hapoalim b.m.
by
/s/ James P. Surless
Name: James P. Surless
Title: Vice President

by
/s/ Charles McLaughlin
Name: Charles McLaughlin
Title: Senior Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: Bank of america, n.a.
by
/s/ William F. Sweeney
Name: William F. Sweeney
Title: Senior Vice President

20

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: Bank of china new york branch
by
/s/ William W. Smith
Name: William W. Smith
Title: Chief Lending Officer & DGM

21

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: Bank of communications co., ltd. new york branch
by
/s/ Shelley He
Name: Shelley He
Title: Deputy General Manager

22

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: barclays bank plc
by
/s/ David Barton
Name: David Barton
Title: Director

23

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: citibank n.a.
by
/s/ Robert J. Kane
Name: Robert J. Kane
Title: Managing Director

24

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: cobank, acb
by
/s/ James H. Matzat
Name: James H. Matzat
Title: Vice President

25

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: cooperatieve centrale raiffeisen-boerenleenbank b.a., "rabobank nederland", new york branch by
/s/ Richard J. Beard
Name: Richard J. Beard
Title: Executive Director

by
/s/ Rebecca Morrow
Name: Rebecca Morrow
Title: Executive Director

26

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: farm credit bank of texas
by
/s/ Chris M. Levine
Name: Chris M. Levine
Title: Vice President

27

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: farm credit services of america, pca
by
/s/ Bruce P. Rouse
Name: Bruce P. Rouse
Title: Vice President

28

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: farm credit services of mid-america
by
/s/ Tom Biggs
Name: Tom Biggs
Title: VP - Agribusiness

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SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: farm credit services of the mountain plains, flca voting participant of us agbank, fcb by
/s/ Bradley K. Leafgren
Name: Bradley K. Leafgren
Title: Vice President

30

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: fCS FINANCIAL, PCA, FORMERLY KNOWN AS FARM CREDIT SERVICES OF MISSOURI, PCA
by
/s/ Laura M. Roessler
Name: Laura M. Roessler
Title: Sr. Lending Officer

31

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: greenstone farm credit services, aca/flca
by
/s/ Alfred S. Compton, Jr.
Name: Alfred S. Compton, Jr.
Title: VP/Managing Director

32

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: hsbc bank usa, national association
by
/s/ Robert J. Devir
Name: Robert J. Devir
Title: Managing Director

33

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: ing capital llc
by
/s/ Lina Garcia
Name: Lina Garcia
Title: Vice President

34

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: merrill lynch bank usa
by
/s/ Louis Alder
Name: Louis Alder
Title: First Vice President

35

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: mizuho corporate bank, ltd.
by
/s/ Robert Gallagher
Name: Robert Gallagher
Title: Authorized Signatory

36

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: sumitomo mitsui banking corporation, as lender
by
/s/ Yoshihiro Hyakutome
Name: Yoshihiro Hyakutome
Title: General Manager

37

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: suntrust bank
by
/s/ M. Gabe Bonfield
Name: M. Gabe Bonfield
Title: Vice President

38

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: the bank of tokyo-mitsubishi ufj, ltd.
by
/s/ D. Barnell
Name: D. Barnell
Title: VP & Manager

39

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: united fcs, pca (f/k/a farm credit services of minnesota valley, dca) dba fcs commercial finance group by
/s/ Daniel J. Best
Name: Daniel J. Best
Title: Asst. Vice President

40

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: us agbank, fcb, as disclosed agent
by
/s/ Greg E. Somerhalder
Name: Greg E. Somerhalder
Title: Vice President

41

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: u.s. bank national association
by
/s/ Thomas Martin
Name: Thomas Martin
Title: Senior Vice President

42

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: THE BANK OF NOVA SCOTIA
by
/s/ Karen L. Anillo
Name: Karen L. Anillo
Title: Director

43

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: MORGAN STANLEY BANK, N.A.
by
/s/ Melissa James
Name: Melissa James
Title: Authorized Signatory

44

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: BNP PARIBAS
by
/s/ Jo Ellen Bender
Name: Jo Ellen Bender
Title: Managing Director

by
/s/ Michael Pearce
Name: Michael Pearce
Title: Director

45

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: wachovia bank, national association
by
/s/ Beth Rue
Name: Beth Rue
Title: Vice President

46

SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS OF DECEMBER 16, 2008, TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

lender: E.Sun Commercial bank, ltd., los angeles branch
by
/s/ Benjamin Lin
Name: Benjamin Lin
Title: EVP & General Manager